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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 2, 1998

                            HOUSE OF FABRICS, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)


     Delaware                       1-7927                      95-3426136
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
 incorporation)


      13400 Riverside Drive, Sherman Oaks, California              91423
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         (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number including area code: (818) 995-7000

     (Former name or former address, if changed since last report.)

     Not applicable.

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Item 1. A press release was issued February 2, 1998 announcing that Fabri-
Centers of America, Inc. entered into an agreement to acquire House of Fabrics, Inc. See attached press release (Exhibit 99.1).

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Item 7. Financial Statements and Exhibits

        (c) Exhibits

               99.1 Press Release dated February 2, 1998
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     Pursuant to the requirements of the Securities Exchange Act of 1934,
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          HOUSE OF FABRICS, INC.

                                          By:  /s/ MARVIN S. MALTZMAN
                                             ---------------------------
                                             Marvin S. Maltzman
                                             Senior Vice President and
                                             Secretary

DATED: February 17, 1998